UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 26, 2021

REZOLUTE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54495	27-3440894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Redwood Shores Pkwy, Suite 315, Redwood City, CA 94065

 (Address of Principal Executive Offices, and Zip Code)

650-206-4507

Registrant’s Telephone Number, Including Area Code

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RZLT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2021 annual meeting of stockholders on May 26, 2021. The meeting was held virtually at http://www.virtualshareholdermeeting.com/RZLT2021SM. As of the record date, April 21, 2021, there were a total of 8,352,277 shares of common stock outstanding and entitled to vote at the special meeting. At the annual meeting, 4,789,755 shares of common stock were represented in person (virtually) or by proxy; therefore, a quorum was present. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 – Election of Directors

To elect the following nominees to serve as members of the Company’s board of directors:

Nominee Name	Votes For	Votes Withheld	Broker Non Votes
Young-Jin Kim	4,373,866	42,159	373,730
Nevan Charles Elam	4,394,843	21,182	373,730
Philippe Fauchet	4,394,843	21,182	373,730
Gil Labrucherie	4,374,076	41,949	373,730
Wladimir Hogenhuis	4,394,843	21,182	373,730
Nerissa Kreher	4,394,843	21,182	373,730

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm

To ratify Plant & Moran, PLLC as the Company’s independent registered public accounting firm for fiscal 2021:

Votes For	Votes Against	Abstentions	Broker Non Votes
4,766,070	22,802	883	0

Proposal No. 3 – 2021 Equity Plan Proposal

To adopt the Company’s 2021 Stock Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non Votes
4,392,057	21,738	2,230	373,730

Proposal No. 4 – Reincorporation Proposal

To approve the reincorporation of the Company from the State of Delaware to the State of Nevada:

Votes For	Votes Against	Abstentions	Broker Non Votes
4,402,542	12,500	983	373,730

Proposal No. 5 – Share Increase Proposal

To approve in connection with the reincorporation of the Company, an increase in the Company’s authorized shares of common stock as set forth in the Articles of Incorporation to take effect following the reincorporation:

Votes For	Votes Against	Abstentions	Broker Non Votes
4,373,497	42,034	494	373,730

Proposal No. 6 – Say-on-Pay Proposal

To approve by a non-binding advisory vote, the compensation of the Company’s named executive officers, as disclosed in the Executive Compensation section of the proxy statement:

Votes For	Votes Against	Abstentions	Broker Non Votes
4,386,718	22,670	6,637	373,730

Proposal No. 7 – Adjournment Proposal

To authorize an adjournment of the annual meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the 2021 Equity Plan Proposal, the Reincorporation Proposal and/or the Share Increase Proposal:

Votes For	Votes Against	Abstentions	Broker Non Votes
4,624,577	163,737	1,441	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REZOLUTE, INC.

DATE: June 2, 2021	By:	/s/ Nevan Elam
Nevan Elam Chief Executive Officer